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EXHIBIT 10.10

                               STANDARD LEASE AGREEMENT

THIS LEASE, made this day of December 15, 1997, by and between THE PROTECTIVE GROUP, INC., hereinafter referred to as "Landlord," and Greentree Software, Inc., hereinafter referred to as "Tenant."

WITNESSETH: In consideration of the mutual convenants contained herein the parties agree as follows:

1. PREMISES. Landlord leases to Tenant, and Tenant leases from Landlord, that certain space (the "Premises") shown on the diagram attached hereto and marked Exhibit A located on the 2nd floor of the office building presently known as the 7901 FLYING CLOUD DRIVE BUILDING (the "Building") located in the city of Eden Prairie, County of Hennepin and State of Minnesota, said Premises to be used by Tenant only as office space in which to carry on the business of sales & marketing. In addition to the foregoing Premises, the Tenant shall have the non-exclusive right to use lavatory facilities and all other common areas both indoor and outdoor in common with Landlord and other tenants, occupants and visitors in the Building.

2. COMMON AREAS AND PARKING. Tenant agrees that the use of all corridors, passageways, elevators, toilet rooms, unrestricted parking areas and landscaped areas around the Building, by Tenant or Tenant's employees, visitors, or invitees, shall be subject to the Building Rules and Regulations attached hereto as Exhibit B and such additional rules and regulations as may from time to time be made by Landlord for the safety, comfort and convenience of the owners, occupants, tenants and invitees of the Building. Tenant agrees that no awnings, curtains, drapes or shades shall be used upon the Premises except as may be approved by Landlord.

     In addition to the Premises, Tenant shall have the right to non-exclusive use, in common with others, of (i) unrestricted automobile parking areas, driveways and walkways, and (ii) loading facilities, freight elevators and other facilities as may be constructed in the Building, all to be subject to the terms and conditions of this Lease, including without limitation Exhibit B, and to all such reasonable rules and regulations for the use thereof as prescribed from time to time by Landlord.

     Landlord and Tenant agree that Landlord will not be responsible for any loss, theft or damage to vehicles, or the contents thereof, parked or left in the parking areas around the Building. Tenant agrees to so advise its employees, visitors or invitees who may use such parking areas. Tenant further agrees not to use or permit its employees, visitors or invitees to use the parking areas for overnight storage of automobiles or other vehicles.

3. LEASEHOLD IMPROVEMENTS. Landlord and Tenant shall finish the Premises as set forth in Exhibit C. All work performed by Tenant shall conform to the

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Building Standards set forth in Exhibit C.  Landlord is under no obligation to make any structural or other alterations, decoration, additions or improvements in or to the Premises except as expressly set forth in Exhibit C. If no Exhibit C is attached hereto, then Tenant is taking the Premises "AS IS" and Landlord shall not be obligated to do any work in the Premises.

4. TERM OF LEASE. The term of this Lease shall be thirty-six (36) months commencing on the first day of March 1998 (the "Commencement Date"), and terminating on the last day of February 2001. Tenant shall surrender the Premises to Landlord in the condition required by this Lease immediately on termination of the Lease.


5. OPTION TO RENEW. Tenant shall have the option to renew the Lease for an additional two (2) years based on the following terms and conditions:

     (i). Tenant shall give written notice to Landlord no later than 10/1/2000.

     (ii). Tenant shall not be in default of the Lease at the time of said notice.

     (iii). Rent shall be market rent for the Building, as reasonably determined by Landlord, at the time of said notice.

6. DELIVERY OF POSSESSION. If, for any reason, Landlord cannot deliver possession of the Premises on or before the Commencement Date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom; provided, however, unless Landlord's inability to deliver possession of the Premises is due to an act or omission of Tenant or its agents, Tenant shall be entitled to reimbursement of rental costs incurred at its present location for the late delivery period on a monthly basis and a proportionate deduction in Base Rent covering the period between the Commencement Date and actual delivery of the Premises to Tenant, and if the Premises are not ready or available for occupancy by Tenant within sixty (60) days of the Commencement Date, Tenant shall have the right to terminate this Lease by delivering written notice thereof to Landlord within thirty (30) days after the end of said sixty (60) day period.

7. BASE RENT. Tenant shall pay as "Base Rent" a total of One-Hundred-Seventy-Five-Thousand-Five-Hundred-Forty-Seven DOLLARS ($175,547.00) for the term of this Lease, payable in equal monthly installments of Forty-Eight-Hundred-Seventy-Six and 29/100ths DOLLARS ($4,876.29) each on the first day of each month in advance, commencing on the Commencement Date. In no event shall the Base Rent be less than $4,876.29 per month.

8. ADDITIONAL RENT. In addition to the Base Rent, Tenant agrees for each year subsequent to the Base Year to pay an additional rent ("Additional Rent") based upon Tenant's proportional share of the excess of operating costs in each such subsequent year over Landlord's operating costs in the Base Year. For purposes of this Lease, the

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"Base Year" shall be 1997.  Additional Rent will be payable in equal monthly installments during each year based upon the cost increases for such year, as estimated by Landlord, with and adjustment to be made at such time as the actual operating costs for such year are determined. Operating costs as used herein shall be the Landlord's costs during each calendar year for real estate taxes and special assessments, heat, air conditioning and ventilation, energy costs, elevator service, cleaning and janitorial services, security, landscaping and care of grounds, supplies, maintenance, repairs, painting wall and window washing, tools and equipment (which are not required to be capitalized for Federal Income Tax purposes) labor, including all wages and salaries and all Social Security and other taxes may be levied upon such wages and salaries, insurance and all other costs properly constituting direct operating costs according to standard accounting practices including administrative and management expense but not including depreciation of building or equipment, interest, income taxes, costs of maintaining the Landlord's corporate existence or any costs required to be capitalized for Federal Income Tax purposes. The proportionate share of Tenant shall be computed by multiplying the excess of operating costs, if any, for the applicable subsequent year over the operating costs for the Base Year by the ratio of the rentable area of the Premises to the total rentable area of the Building, it being agreed that the rentable area of the Premises is 3,163 square feet and the total rentable area of the Building is 61,217 square feet.

     Landlord shall, as soon as conveniently possible and in any event not later than February 1st in each year, advise Tenant of the amount of Additional Rent and thereafter Tenant shall pay the Additional Rent indicated, which Additional Rent shall apply to the then current lease year, such new rates being applied to any months to which the Base Rent shall then have been paid as well as the unexpired months of the current lease year, the adjustment for the then expired months to be made at the payment of the next succeeding monthly rental. Under no circumstances shall the total monthly rental be less then the scheduled monthly Base Rent provided herein.

9. RESTRICTION ON USE OF PREMISES. Tenant shall not use or permit the premises or any part thereof to be used for any purposes other than those set forth herein. Tenant shall neither permit on the Premises any act, sale or storage that may be prohibited under standard forms of fire insurance policies nor use the premises for any such purpose. In addition, no use shall be made or permitted to be made that shall result in (i) waste of the Premises, (ii) a public or private nuisance that may disturb the quiet enjoyment of other tenants in the building, (iii) improper, unlawful or objectionable use including sale, storage or preparation of food, alcoholic beverages or materials generating an odor on the Premises, or (iv) noises or vibrations that may disturb other tenants. Tenant shall not install, use, generate, store or dispose of in or about the Premises any hazardous substance, toxic chemical, pollutant or other material regulated by the Comprehensive Environmental Response, Compensation and Liability Act of 1985 or the Minnesota Environmental Response and Liability Act or any similar law or regulation, including without limitation any material containing asbestos, PCB, CFC or HCFC (collectively "Hazardous Materials") without Landlord's written approval of each Hazardous Material. Landlord shall not unreasonably withhold its approval of use by Tenant of immaterial quantities of Hazardous Materials customarily used in office

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business operations so long as Tenant uses such Hazardous Materials in accordance with all applicable laws. Tenant shall indemnify, defend and hold Landlord harmless from and against any claim, damage or expense arising out of Tenant's installation, use, generation, storage, or disposal of any Hazardous Materials, regardless of whether Landlord has approved the activity. Tenant shall comply with all governmental regulations and statutes affecting the Premises either now in force or hereafter enacted. Tenant shall also comply with the Building Rules and Regulations attached hereto as Exhibit B and with such other reasonable rules and regulations as may be prescribed by Landlord from time to time.

10. ASSIGNMENT AND SUBLETTING. Tenant shall not assign this Lease or sublet any part of the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Consent by Landlord to one such assignment or sublease shall not waive this provision and all subsequent assignments and subleases shall be subject to all of the terms and conditions contained herein. Any transfer or assignment of a controlling interest in Tenant, whether voluntary or by operation of law, shall constitute an assignment for purposes of this Lease. Tenant agrees that any sublease agreement approved by Landlord, shall entitle Landlord to -0- percent (-0-%) of all rent paid by the subtenant to Tenant that exceeds the amount of Base Rent and Additional Rent Tenant is required to pay to Landlord pursuant to this Lease for the space sublet to said subtenant. No such assignment, sublease or other transfer, whether or not consented to by Landlord, shall relieve Tenant of its liability under this Lease.

11. SERVICES; MAINTENANCE; RIGHT OF ENTRY. Landlord will furnish such heat, air conditioning, electricity and general janitor or cleaning services as shall be reasonably necessary to the comfortable use or occupancy of the Premises during normal business hours, Sundays and holidays excepted, upon the condition that the Landlord shall not be liable for damages for failure to do so due to causes beyond its reasonable control. Landlord agrees to furnish all electricity required by Tenant in the normal conduct of business activities on the premises, but Landlord shall be entitled to renew the proposal of Tenant to add any equipment requiring large electrical power supplies, and to charge Tenant for the additional cost of the increased electrical service, if Landlord deems the necessity therefor to be reasonable.

     Landlord shall be responsible for making all routine repairs and for performing routine maintenance to the Premises. Tenant shall permit Landlord and its agents to enter the Premises at all reasonable times to inspect the Premises; clean windows; perform other janitorial services; maintain the Building and Premises; make repairs, alterations or additions to the Premises or any portion of the Building, including the erection of scaffolding, props or other mechanical devices; and to post notices of nonliability for alterations, additions, or repairs, without any rebate of rent to Tenant or damages for any loss of occupation or quiet enjoyment of the premises. Landlord and its agents may at any time within one hundred twenty (120) days prior to the expiration of this Lease enter on the Premises at reasonable hours and exhibit same to prospective tenants.

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12.  CARE OF THE PREMISES; ALTERATIONS.  Tenant has inspected the Premises, and acknowledges that the Premises are now in a tenantable and good condition. Tenant shall take reasonable care of the Premises and shall not alter, repair or change the Premises without the written consent of Landlord, which consent may be withheld by Landlord in its sole discretion. All alterations, improvements and changes that Tenant may desire shall be done either by or under the direction of the Landlord, but at the expense of Tenant and shall become the property of Landlord, and remain on the Premises, except at the option of the Landlord, and Tenant shall, at Tenant's expense, remove from the Premises all personal property when surrendering the Premises. All damage or injury done to the Premises by Tenant or by any person who may be in or on the Premises with the consent of Tenant shall be paid for by Tenant. Tenant shall at the termination of this Lease, surrender the Premises to Landlord in as good condition and repair as reasonable and proper use thereof will permit.

13. MECHANIC'S LIEN. In the event any mechanic's lien shall at any time be filed against the Premises or any part of the Building by reason of work, labor, services or materials performed or furnished to Tenant or to anyone holding the Premises through or under Tenant, Tenant shall forthwith cause the same to be discharged of record. If Tenant shall fail to cause such lien forthwith to be discharged within twenty-five (25) days after being notified of the filing thereof, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same by paying the amount claimed to be due, or by bonding, and the amount so paid by Landlord and all costs and expenses, including reasonable attorney's fees incurred by Landlord in procuring the discharge of such lien, shall be due and payable in full by Tenant to Landlord on demand.

14. INDEMNIFICATIONS. Tenant agrees to indemnify, defend and hold Landlord and its partners, officers and employees and property manager harmless from and against any claim, loss or expense arising out of injury, death or property loss or damage occurring in the Premises, except to the extent caused by the negligent act or intentional misconduct of Landlord or its partners, officers or employees or property manager. Landlord agrees to indemnify, defend and hold Tenant and its partners, officers and employees harmless from and against any claim, loss or expense arising out of injury, death or property loss or damage occurring in the common areas of the Project, except to the extent caused by the negligent act or intentional misconduct of Tenant or its partners, officers or employees.

15. LIABILITY OF LANDLORD. Notwithstanding anything apparently to the contrary in this Lease, Landlord and its partners, officers and employees and property manager shall not be liable to Tenant, and Tenant hereby releases such parties from all damage, compensation or claims from any cause other than the intentional misconduct of Landlord or its partners, officers or employees or property manager arising from: loss or damage to personal property or trade fixtures in the Premises including but not limited to books, records, files, computer equipment, computer data, money, securities, negotiable instruments or other papers; lost business or other consequential damage arising out of

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interruption in the use of the Premises; and any criminal act by any person other than Landlord or its partners, officers or employees.

16. WAIVER OF SUBROGATION RIGHTS. Notwithstanding anything apparently to the contrary in this Lease, Landlord and Tenant hereby release one another and their respective partners, officers and employees and property manager from any and all liability (to the other or anyone claiming through or under them by way of subrogation or otherwise) for any loss or damage covered by property insurance or coverable by a customary policy of insurance required by this Lease, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible. It is the intention and agreement of Landlord and Tenant that the rentals reserved by this Lease have been fixed in contemplation that each party shall fully provide its own property insurance protection at his own expense, and that each party shall look at its respective property insurance carrier for reimbursement of any such loss, and further, that the insurance carriers involved shall not be entitled to subrogation under any circumstances against any party to this Lease. Neither Landlord nor Tenant shall have any interest or claim in the other's insurance policy or policies, or the proceeds thereof, unless specifically covered therein as a joint insured.

17. INSURANCE. Tenant agrees to purchase in advance and to carry in full force and effect throughout the Term of this Lease the following insurance:

     (1) "All risk" property insurance covering the full replacement value of all of Tenant's leasehold improvements, trade fixtures and personal property within the Premises.

     (2) Comprehensive general public liability insurance covering all acts of Tenant, its employees, agents, representatives or guests on or about the Premises, containing a contractual liability endorsement, in a combined single limit amount of not less that $1,000,000.00 and written on an "occurrence" basis.

     All such policies shall name Landlord as an additional insured and contain a clause requiring the insurer to provide Landlord with thirty (30) days written notice prior to cancellation of the policy. If at any time Tenant allows said insurance to lapse, Landlord shall have the right to place said insurance on behalf of Tenant and immediately bill Tenant for the amount of the insurance premium, which amount shall constitute additional rent under this Lease.

     With the exception of any willful negligence on the part of Landlord, its employees, and its agents, Tenant shall be responsible for the security and safeguarding of the Premises and all property kept, stored or maintained in the Premises. Landlord will make available to Tenant, at Tenant's request, the plans and specifications for construction of the Building and the Premises. Tenant represents that it is satisfied that the construction of the Building and Premises, including the floors, walls, windows, doors and means of access thereto are suitable for the particular needs of Tenant's

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business.  Tenant further represents that it is satisfied with the security of said Building and Premises for the protection of any property which may be owned, held, stored or otherwise caused or permitted by Tenant to be upon the Premises. The placement and sufficiency of all safes, vaults, cash or security drawers, cabinets or the like placed upon the Premises by Tenant shall be at the sole responsibility and risk of Tenant. Tenant shall maintain in force throughout the Term, insurance upon all contents of the Premises, including that owned by others and Tenant's equipment and any alterations, additions, fixtures, or improvements in the Premises acknowledged by Landlord to be the Tenant's.

     Landlord agrees to purchase in advance and to carry in full force and effect throughout the Term of this Lease the following insurance:

     (1) "All risk" property insurance coverage on the Building, exclusive of Tenant's leasehold improvements, in such amount as Landlord deems prudent.

     (2) Comprehensive general public liability insurance covering the Building, in a combined single limit amount of not less that $2,000,000.00 and written on an "occurrence" basis.

18. DAMAGE BY FIRE OR OTHER CAUSES AND REPAIR. It is agreed between Landlord and Tenant that if, during the Term of this Lease, the Premises shall be injured or destroyed by fire or the elements, or through any other cause, so as to render the Premises unfit for occupancy, or make it impossible to conduct the business of Tenant thereon, and the Premises cannot be repaired with reasonable diligence within sixty (60) days from the happening of such injury, then either party may by written notice to the other terminate this Lease and The Term herein demised from the date of such damage or destruction, and Tenant shall immediately surrender the Premises and all interest therein to Landlord, and Tenant shall pay rent only to the time of such surrender. If the Premises can reasonably be restored within sixty (60) days from the happening of the injury thereto, and Landlord within fifteen (15) days from the occurrence of such injury elects in writing to so repair or restore the Premises within said sixty
(60) days, then this Lease shall not end or terminate on account of such injury by fire or otherwise, and the Base Rent and Additional Rent shall continue to accrue after the injury and during the process of repair and up to the time when the repair shall be completed, except that Tenant shall during such time pay only a pro rata portion of such rent apportioned to the portion of the Premises which are in condition for occupancy or which may be actually occupied during such repairing. If, however, the Premises shall be so slightly injured by any cause aforesaid as not to be rendered unfit for occupancy then Landlord shall repair same with reasonable promptness and in that case the rent shall not cease or be abated during such repairing. Unless this Lease is terminated as provided hereinabove, all improvements or betterments placed by Tenant on the Premises shall be repaired and replaced by Tenant at its own expense and not at the expense of Landlord.

19. CONDEMNATION. A condemnation of the entire Building or a condemnation of the portion of the Premises occupied or used by Tenant shall result in a termination of

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this Lease as of the date the condemning authority takes possession thereof.
All future rent installments to be paid by Tenant under this Lease shall be paid up to the effective date of termination. Landlord shall receive the total of any amount awarded as damages as a result of condemnation proceedings. Tenant shall retain any separate award made for relocation and other benefits provided to it under state and federal law.

20. ABANDONING PREMISES OR PERSONAL PROPERTY. Tenant shall not vacate or abandon the Premises at any time during the Term of this Lease, but if Tenant does vacate or abandon the Premises or is dispossessed by process of law, any personal property belonging to Tenant and left on the Premises shall be deemed abandoned at the option of Landlord and shall become the property of Landlord.

21. BREACH OR DEFAULT. Tenant shall have breached this Lease and shall be considered in default hereunder if (i) Tenant makes an assignment of this Lease or subleases all or any part of the Premises without the prior written consent of Landlord, (ii) Tenant fails to pay any rent when due and does not make the delinquency good within ten (10) days after receipt of notice thereof from Landlord, (iii) Tenant fails to perform or comply with any of the other covenants or conditions of this Lease and such failure continues for a period of thirty (30) days after receipt of notice thereof from Landlord, (iv) Tenant shall file or have filed against it or any guarantor of this Lease any bankruptcy or other creditor's action or make an assignment for the benefit of creditors, or (v) Tenant fails more than three (3) times in any calendar year during the Term of this Lease to pay when due any installment of rent or other payment required to be made by Tenant hereunder (the forth such failure constituting a non-curable default for which no notice from Landlord shall be required).

22. EFFECT OF BREACH. In the event of a breach of this Lease by Tenant as set forth above, Landlord shall have the following rights:

     (i) Landlord shall have the right to terminate this Lease, as well as all of the right, title and interest of Tenant hereunder, by giving to Tenant written notice of termination. On expiration of the time fixed in the notice, this Lease and the right, title, and interest of Tenant hereunder shall terminate in the same manner and with the same force and effect, except as to Tenant's liability, as if the date fixed in the notice of cancellation and termination were the end of the Term herein originally specified. Neither the passage of time after the occurrence of the breach nor the exercise by Landlord of any other remedy with regard to such breach shall limit Landlord's rights under this section.

     (ii) Landlord may enter the Premises for the purpose of correcting or remedying any such default and to remain until the default has been corrected or remedied, but any expenditure for the correction by Landlord shall not be deemed to waive or release Tenant's default or Landlord's right to take any action which may otherwise be permissible hereunder in the case of any default.

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     (iii)     Whether or not Landlord elects to terminate this Lease, Landlord may re-enter and repossess the Premises immediately and remove the property and personnel of Tenant, and store the property in a public warehouse or at a place selected by Landlord, at the expense of Tenant. After re-entry Landlord may terminate this Lease by giving written notice of termination to Tenant. Without said notice, re-entry will not terminate the lease. On termination, Landlord may recover from Tenant all damages proximately resulting from the breach, including the cost of recovering the premises.

     From time to time after re-entry and repossession of the Premises, whether or not this Lease has been terminated, Landlord may relet the Premises or any part thereof for any term and at such rent and upon such terms as Landlord may choose. Landlord may, but shall not be obligated to, make alterations and repairs to the Premises. Any rent received from any such reletting shall be applied against Tenant's obligations hereunder, but Landlord shall not be responsible or liable for any failure to collect any rent due upon any such reletting. Landlord may at any time after a reletting terminate the Lease for the breach on which Landlord has based the re-entry and subsequently relet the Premises.

     No termination of this Lease or repossession of the Premises by Landlord pursuant to this section or otherwise shall relieve Tenant of its liabilities and obligations under this Lease, all of which shall survive any such termination or repossession. In the event of any such termination or repossession, whether or not the Premises shall have been relet, Tenant shall pay to Landlord the Base Rent and other sums and charges to be paid by Tenant up to the time of such termination or repossession, and thereafter Tenant, until the end of what would have been the Term in the absence of such termination or repossession, shall pay to Landlord, as and for liquidated and agreed current damages for Tenant's default, the equivalent of the amount of the Base Rent and such other sums and charges which would be payable under this Lease by Tenant if this Lease were still in effect, less the net proceeds, if any, of any reletting effected pursuant to the provisions of this section after deducting all of Landlord's expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage and management commissions, operating expenses, legal expenses, attorneys' fees, alteration costs, and expenses of preparation for such reletting. Tenant shall pay such current damages to Landlord monthly on the days on which the Base Rent would have been payable under this Lease if this Lease were still in effect, and Landlord shall be entitled to recover the same from Tenant on each such day. At any time after such termination or repossession, whether or not Landlord shall have collected any current damages as aforesaid, Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord on demand, as and for liquidated and agreed final damages for Tenant's default, an amount equal to the then present value of the excess of the Base Rent and other sums or charges reserved under this Lease from the day of such termination or repossession for what would be the then unexpired term if the same had remained in effect, over the amount of rent Tenant demonstrates that Landlord could in all likelihood actually collect for the Premises for the

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same period, said present value to be arrived at on the basis of a discount of four percent (4%) per annum.

23. UNLAWFUL DETAINER AND ATTORNEY'S FEES. In case suit shall be brought for an unlawful detainer of the Premises, for the recovery of any rent due under the provisions of this Lease, or for Tenant's breach of any other condition contained herein, Tenant shall pay to Landlord upon demand all reasonable attorney's fees incurred by Landlord in connection therewith.

24. LATE PAYMENT; REMEDIES OF LANDLORD CUMULATIVE. If any installment of rent or any other charge payable hereunder is not paid by Tenant when due, the unpaid balance due Landlord shall bear interest at the Interest Rate from the date due thereof until paid, and such interest shall constitute additional rent hereunder which shall be immediately due and payable. The "Interest Rate" as used herein shall mean the lesser of eighteen percent (18%) or the maximum rate permitted by law. Further, in the event Tenant fails to pay any installment of rent or other charge hereunder as and when such installment or charge is due, Tenant shall pay to Landlord on demand a late charge of $25.00, and failure to pay such late charge within ten (10) days after demand therefor shall be a default hereunder. The provision for such late charge is to defray the cost to Landlord of handling delinquent payments and shall be in addition to, not in lieu of, accrued interest as provided above and any and all of Landlord's other rights and remedies hereunder or at law, and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

     The remedies herein given to Landlord shall be cumulative and the exercise of any one remedy by Landlord shall not be to the exclusion of any other remedy. Failure of Landlord to assert any or all of its rights under this Lease in the event of breach of any condition hereof by Tenant shall not be construed to be a waiver of Landlord's rights hereunder in the event of any other breach hereof.

25. SUBORDINATION. This Lease is subject and subordinate to the lien of any Mortgage which may now or hereafter encumber the Project or any development of which the Project is a part. In confirmation of such subordination, Tenant shall, at Landlord's request from time to time, promptly execute any certificate or other document requested by the holder of the Mortgage.
Tenant agrees that in the event that any proceedings are brought for the foreclosure of any Mortgage, Tenant shall immediately and automatically attorn to the purchaser at such foreclosure sale, as the landlord under this Lease, and Tenant waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Tenant any right to terminate or otherwise adversely affect this Lease or the obligations of Tenant hereunder in the event that any such foreclosure proceeding is prosecuted or completed. Neither the holder of the Mortgage (whether it acquires title by foreclosure or by deed in lieu thereof) nor any purchaser at foreclosure sale shall be liable for any act or omission of Landlord, subject to any offsets or defenses which Tenant might have against Landlord or bound by any prepayment by Tenant of more than one month's installment of Base Rent and additional rent or by any modification of this Lease made subsequent to the granting of the

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

Mortgage. Notwithstanding anything to the contrary in this section, so long as Tenant is not in default under this Lease, this Lease shall remain in full force and effect and the holder of the Mortgage and any purchaser at foreclosure sale thereof shall not disturb Tenant's possession hereunder.

     For the purposes of this section, the term "Mortgage" shall mean at any time, any mortgage of record now or hereafter placed against the Building, any increase, amendment, extension, refinancing or recasting of a Mortgage and, in the case of a sale or lease and leaseback by Landlord of all or any part of the Building, the lease creating the leaseback. For the purposes hereof, a Mortgage shall be deemed to continue in effect after foreclosure thereof and during the period of redemption therefrom.

26. COVENANT OF QUIET ENJOYMENT. Landlord covenants that it has the right to make this Lease for the term aforesaid and covenants that if Tenant shall pay the rent and perform all of the covenants, terms and conditions of this Lease to be performed by Tenant, Tenant shall, during the Term hereby created, freely, peaceably and quietly occupy and enjoy the full possession of the Premises. The term "Landlord" as used in this Lease shall mean solely the owner of the Building and underlying land, or in the case of a sale-leaseback, the lessee of the underlying land, at the relevant time. In the event of the sale of the Building or the transfer of the title thereto, upon notification to Tenant, Landlord shall be relieved of all of the covenants and obligations created by this Lease, except as to breaches thereof occurring prior to such sale or transfer, and such sale or transfer shall automatically result in the purchaser or transferee assuming and agreeing to carry out all of the covenants and obligations of Landlord herein from and after such sale or transfer. The liability of the original Landlord and any successor Landlord under this Lease is limited to its interest in the Building.

27. NO REPRESENTATIONS BY LANDLORD. Neither Landlord nor any agent or employee of Landlord has made any representations or promises with respect to the Premises or the Building except as herein expressly set forth, and no right, privileges, easements or licenses are acquired by Tenant except as herein expressly set forth. No exhibit attached to this Lease nor any other materials provided by Landlord shall constitute a warranty or agreement as to the configuration of the Building or the occupants thereof. Landlord reserves the right from time to time to modify the Building, including common areas, appurtenances and rentable areas, without in any case reducing the obligations of Tenant hereunder. Tenant has no right to light or air over any premises adjoining the Building. Tenant, by taking possession of the Premises, shall accept the same "as is" except as expressly provided in this Lease and such taking of possession shall be conclusive evidence that the Premises and the Building are in good and satisfactory condition at the time of such taking of possession. In addition to and without limitation of the immediately preceding sentence, Tenant agrees that it is leasing the Premises on an "AS IS", "WHERE IS" and "WITH ALL FAULTS" basis, based upon its own judgment, and hereby disclaims any reliance upon any statement or representation whatsoever made by Landlord or Landlord's agent. LANDLORD MAKES NO WARRANTY WITH RESPECT TO THE PREMISES, THE PROJECT OR ANY PART THEREOF, EXPRESS OR IMPLIED, AND LANDLORD SPECIFICALLY

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DISCLAIMS ANY WARRANTY OF MERCHANTABILITY AND OF FITNESS FOR A PRATICULAR
PURPOSE AND ANY LIABILITY FOR CONSEQUENTIAL DAMAGES ARISING OUT OF THE USE OF THE INABILITY TO USE THE PREMISES, THE BUILDING OR ANY PART THEREOF.

28. RELOCATION. At any time during the Term of this Lease, upon written notice form Landlord, Tenant agrees to relocate to other comparable space in the Building designated by Landlord. Tenant shall have thirty (30) days from the date of said notice to complete the relocation. Landlord shall pay all reasonable moving expenses incurred by Tenant for said relocation. In the event of such relocation, this Lease shall continue in full force and effect without any change in the terms or conditions of this Lease, but with the new location substituted for the old location set forth in Exhibit A of this Lease Agreement.

29. HOLDING OVER. If Tenant holds possession of the Premises after the Term of this Lease, Tenant shall, at Landlord's option, become a Tenant from month-to-month on terms herein specified, but at a monthly gross rental of $7,315.00 per month plus any operating cost escalator as herein provided payable monthly in advance on the first day of each month and Tenant shall continue to be a month-to-month tenant until the tenancy shall be terminated by Landlord, or until Tenant has given to Landlord a written notice at least one month prior to the date of termination of the monthly tenancy of Tenant's intention to terminate the tenancy.

30. NOTICE. Where notice is required to be given by either Landlord or Tenant, such notice shall be in writing and shall be hand delivered or sent by registered or certified first class mail, postage prepaid, (i) if to Landlord at the office of Landlord C/O The O'Neill Real Estate Group, 7901 Flying Cloud Drive, Suite 117, Eden Prairie, Minnesota 55344 and (ii) if to Tenant, at the Premises, unless notice of a change of address is given in accordance with the provisions hereof.

31. ESTOPPEL CERTIFICATES. Each party hereto agrees that at any time, and from time to time during the term of this Lease (but not more often than twice in each calendar year), within ten (10) days after request by the other party hereto, it will execute, acknowledge and deliver to such other party or to any prospective purchaser, assignee or mortgagee designated by such other party, an estoppel certificate in a form acceptable to Landlord.

32. BROKERAGE. Each of the parties represents and warrants that there are no claims for brokerage commissions or finder's fees in connection with this Lease Agreement except for The O'Neill Real Estate Group which is representing Landlord and paid by Landlord, and agrees to indemnify the other against, and hold it harmless from all liabilities arising from any such claim, including without limitation, the cost of attorney's fees in connection therewith.

33. DEPOSIT. Tenant has deposited with Landlord the sum of $1,496.25 transferred from existing lease. Said sum shall be held by Landlord as security for the faithful

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

performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant. The deposit shall not bear interest and may be applied by Landlord to any default or nonpayment by Tenant. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be applied to Tenant's rent for the last month of the Term.

34.  MISCELLANEOUS.

     (a) This is a Minnesota contract and shall be construed according to the laws of Minnesota.

     (b) The captions in this Lease are for convenience only and are not a part of this Lease.

     (c) If more than one person or entity shall sign this Lease as Tenant, the obligations set forth herein shall be deemed joint and several obligations of each such party.

     (d)  Time is of the essence.

     (e) The provisions of this Lease which relate to periods subsequent to the expiration of the Term shall survive expiration.

     (f) If any provision of this Lease is invalid or unenforceable to any extent, then such provision and the remainder of this Lease shall continue in effect and be enforceable to the fullest extent permitted by law.

     (g) This Lease contains the entire agreement of the parties hereto with respect to the Premises and Building. This Lease may be modified only by a writing executed and delivered by both parties.

     (h) Nothing contained in this Lease shall be deemed or construed to create a partnership or joint venture of or between Landlord and Tenant, or to create any other relationship between the parties other than that of landlord and tenant.

     (i) This Lease shall be binding upon and inure to the benefit of the parties hereto and, subject to the restrictions and limitations herein contained, their respective heirs, successors and assigns.

     (j) The parties hereto agree that the addendums set forth in Exhibits A, B and C and such other addendums as may be attached hereto, shall become a part of this Lease.

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

35. EARLY TERMINATION. If Landlord cannot provide additional office space within the Building that satisfies the office space requirements of Tenant, Tenant shall have the right to terminate the Lease after the 24th month of the Lease Term by giving written notice to Landlord on or by October 1, 1999.

IN WITNESS WHEREOF, This Lease has been duly executed by the parties hereto on the day and year first written above.

TENANT                             LANDLORD
GREENTREE SOFTWARE, INC.           THE PROTECTIVE GROUP, INC.
/s/ Philip D. Wolf                      /s/ M. J. Cochrine


--------------------------         ------------------------------
Philip D. Wolf                     M. J. Cochrine
Chief Financial Officer            Vice President

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

                                    EXHIBIT "A"
                                PREMISES FLOOR PLAN

                                     EXHIBIT "B"
                            BUILDING RULES AND REGULATIONS

NO SMOKING IN PUBLIC AREAS OF THE BUILDING: The Building is a "smoke free" building in all areas of the Building except for space leased by tenants. Tenants shall not smoke in any non-tenant leased area of the building.

OBSTRUCTIONS: Tenants shall not obstruct sidewalks, entries, halls or stairways nor use the same for any purpose other than for ingress and egress to and from their respective premises.

SIGNS: No sign, advertisement of notice shall be placed or painted on any part of the outside or inside of the Building or leased premises except on doors and directory boards and then only in such location, size, color, style and material as shall be designated by Landlord; and Landlord reserves the right to remove all other at the expense of tenants.

DOGS AND OTHER ANIMALS: Tenants shall not bring or harbor any dogs or other animals in or about the Building.

SAFES: All metal safes shall be moved in and out of the Building as designated by Landlord and Landlord shall at all times have the right to prescribe the weight and position thereof in the leased premises.

FURNITURE AND BULKY ARTICLES: All furniture, boxes and other bulky articles belonging to tenants shall be carried in and out of the Building and moved from place to place therein at the times and in the manner prescribed by Landlord.

PASS KEYS: Landlord shall have the right to keep pass keys to all leased premises and to use the same to enter such premises in any emergency for inspection.

DISTURBANCE OF TENANTS: No tenant or his employees or visitors shall disturb other tenants by the use of musical instruments, radios, sound systems, unseemly noises or other means and annoyances.

TELEGRAPH AND TELEPHONE CONNECTIONS: Landlord shall have the right to direct all electric wiring and cabling in the Building for telegraph, telephone and other purposes and tenants shall not do or permit any boring or cutting for such purposes except with the consent and direction of Landlord.

DEFACEMENT OF WALLS AND WOODWORK: Tenants shall not allow spikes, hooks, nails, screws or tacks to be driven into woodwork of leased premises and nothing shall be allowed to be attached to walls or woodwork except with the permission and under the direction of Landlord.

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

LOCKS AND KEYS: Tenants shall not place additional locks on any of the doors in said Building and shall have no additional keys made except as shall be furnished by Landlord upon request.

REMOVAL OF FURNITURE AND FIXTURES: Tenants shall remove any and all furniture, fixtures and goods whenever requested to do so by Landlord for purposes of repairs.

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